                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ---------------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ---------------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM INVESTMENT
FUNDS (INVESCO                                                          EFFECTIVE  EXPIRATION
INVESTMENT FUNDS                    WAIVER DESCRIPTION                    DATE       DATE
-------------------  -------------------------------------------------  ---------- ----------
Invesco Global       Invesco will waive advisory fees in an amount      12/17/2013 12/31/2015
Targeted Returns     equal to the advisory fees earned on underlying
Fund                 affiliated investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                    EFFECTIVE  EXPIRATION
SERIES TRUST)                       WAIVER DESCRIPTION                    DATE       DATE
-------------------- -------------------------------------------------  ---------  ----------
Premier Portfolio    Invesco will waive advisory fees in the amount of  2/1/2011   12/31/2014
                     0.07% of the Fund's average daily net assets
Premier U.S.         Invesco will waive advisory fees in the amount of  2/1/2011   12/31/2014
Government Money     0.07% of the Fund's average daily net assets
Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          -----------------------------------------------------------

PORTFOLIO                                           EFFECTIVE DATE         COMMITTED UNTIL
---------                                        ---------------------  ---------------------
Invesco American Franchise Fund                    February 12, 2010      December 31, 2014
Invesco California Tax-Free Income Fund            February 12, 2010      December 31, 2014
Invesco Core Plus Bond Fund                          June 2, 2009         December 31, 2014
Invesco Equally-Weighted S&P 500 Fund              February 12, 2010      December 31, 2014
Invesco Equity and Income Fund                     February 12, 2010      December 31, 2014
Invesco Floating Rate Fund                           July 1, 2007         December 31, 2014
Invesco Global Real Estate Income Fund               July 1, 2007         December 31, 2014
Invesco Growth and Income Fund                     February 12, 2010      December 31, 2014
Invesco Low Volatility Equity Yield Fund             July 1, 2007         December 31, 2014
Invesco Pennsylvania Tax Free Income Fund          February 12, 2010      December 31, 2014
Invesco S&P 500 Index Fund                         February 12, 2010      December 31, 2014
Invesco Small Cap Discovery Fund                   February 12, 2010      December 31, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                    ---------------------------------------

PORTFOLIO                                           EFFECTIVE DATE         COMMITTED UNTIL
---------                                        ---------------------  ---------------------
Invesco Charter Fund                                 July 1, 2007         February 28, 2015
Invesco Disciplined Equity Fund                      July 14, 2009        February 28, 2015
Invesco Diversified Dividend Fund                    July 1, 2007         February 28, 2015
Invesco Summit Fund                                  July 1, 2007         February 28, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
                     -------------------------------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco European Small Company Fund                  July 1, 2007          April 30, 2015
Invesco Global Core Equity Fund                      July 1, 2007          April 30, 2015
Invesco International Small Company Fund             July 1, 2007          April 30, 2015
Invesco Small Cap Equity Fund                        July 1, 2007          April 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                   -----------------------------------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco Convertible Securities Fund                February 12, 2010       April 30, 2015
Invesco Global Low Volatility Equity Yield Fund      July 1, 2007          April 30, 2015
Invesco Mid Cap Core Equity Fund                     July 1, 2007          April 30, 2015
Invesco Small Cap Growth Fund                        July 1, 2007          April 30, 2015
Invesco U.S. Mortgage Fund                         February 12, 2010       April 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
      -------------------------------------------------------------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco Asia Pacific Growth Fund                     July 1, 2007         February 28, 2015
Invesco European Growth Fund                         July 1, 2007         February 28, 2015
Invesco Global Growth Fund                           July 1, 2007         February 28, 2015
Invesco Global Opportunities Fund                   August 3, 2012        February 28, 2015
Invesco Global Small & Mid Cap Growth Fund           July 1, 2007         February 28, 2015
Invesco International Core Equity Fund               July 1, 2007         February 28, 2015
Invesco International Growth Fund                    July 1, 2007         February 28, 2015
Invesco Select Opportunities Fund                   August 3, 2012        February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                -----------------------------------------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco All Cap Market Neutral Fund                December 17, 2013      December 31, 2015
Invesco Balanced-Risk Allocation Fund*               May 29, 2009         February 28, 2015
Invesco Balanced-Risk Commodity Strategy Fund**    November 29, 2010      February 28, 2015
Invesco China Fund                                   July 1, 2007         February 28, 2015
Invesco Developing Markets Fund                      July 1, 2007         February 28, 2015
Invesco Emerging Markets Equity Fund                 May 11, 2011         February 28, 2015
Invesco Emerging Market Local Currency Debt Fund     June 14, 2010        February 28, 2015
Invesco Endeavor Fund                                July 1, 2007         February 28, 2015
Invesco Global Health Care Fund                      July 1, 2007         February 28, 2015
Invesco Global Market Neutral Fund                 December 17, 2013      December 31, 2015
Invesco Global Markets Strategy Fund              September 25, 2012      February 28, 2015
Invesco Global Targeted Returns Fund               December 17, 2013      December 31, 2015
Invesco International Total Return Fund              July 1, 2007         February 28, 2015
Invesco Long/Short Equity Fund                     December 17, 2013      December 31, 2015
Invesco Low Volatility Emerging Markets Fund       December 17, 2013      December 31, 2015
Invesco Macro International Equity Fund            December 17, 2013      December 31, 2015
Invesco Macro Long/Short Fund                      December 17, 2013      December 31, 2015
Invesco Pacific Growth Fund                        February 12, 2010      February 28, 2015
Invesco Premium Income Fund                        December 13, 2011      February 28, 2015
Invesco Select Companies Fund                        July 1, 2007         February 28, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
     ---------------------------------------------------------------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco Corporate Bond Fund                        February 12, 2010        June 30, 2014
Invesco Dynamics Fund                                July 1, 2007           June 30, 2014
Invesco Global Real Estate Fund                      July 1, 2007           June 30, 2014
Invesco High Yield Fund                              July 1, 2007           June 30, 2014
Invesco Limited Maturity Treasury Fund               July 1, 2007           June 30, 2014
Invesco Money Market Fund                            July 1, 2007           June 30, 2014
Invesco Municipal Bond Fund                          July 1, 2007           June 30, 2014
Invesco Real Estate Fund                             July 1, 2007           June 30, 2014
Invesco Short Term Bond Fund                         July 1, 2007           June 30, 2014
Invesco U.S. Government Fund                         July 1, 2007           June 30, 2014

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
   Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                    ---------------------------------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco American Value Fund                        February 12, 2010        June 30, 2014
Invesco Comstock Fund                              February 12, 2010        June 30, 2014
Invesco Energy Fund                                  July 1, 2007           June 30, 2014
Invesco Dividend Income Fund                         July 1, 2007           June 30, 2014
Invesco Gold & Precious Metals Fund                  July 1, 2007           June 30, 2014
Invesco Mid Cap Growth Fund                        February 12, 2010        June 30, 2014
Invesco Small Cap Value Fund                       February 12, 2010        June 30, 2014
Invesco Technology Fund                              July 1, 2007           June 30, 2014
Invesco Technology Sector Fund                     February 12, 2010        June 30, 2014
Invesco Value Opportunities Fund                   February 12, 2010        June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                -----------------------------------------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco High Yield Municipal Fund                  February 12, 2010        June 30, 2014
Invesco Intermediate Term Municipal Income Fund    February 12, 2010        June 30, 2014
Invesco Municipal Income Fund                      February 12, 2010        June 30, 2014
Invesco New York Tax Free Income Fund              February 12, 2010        June 30, 2014
Invesco Tax-Exempt Cash Fund                         July 1, 2007           June 30, 2014
Invesco Tax-Free Intermediate Fund                   July 1, 2007           June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
        ---------------------------------------------------------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco V.I. American Franchise Fund               February 12, 2010       April 30, 2015
Invesco V.I. American Value Fund                   February 12, 2010       April 30, 2015
Invesco V.I. Balanced-Risk Allocation Fund***      December 22,2010        April 30, 2015
Invesco V.I. Comstock Fund                         February 12, 2010       April 30, 2015
Invesco V.I. Core Equity Fund                        July 1, 2007          April 30, 2015
Invesco V.I. Diversified Dividend Fund             February 12, 2010       April 30, 2015
Invesco V.I. Diversified Income Fund                 July 1, 2007          April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010       April 30, 2015
Invesco V.I. Equity and Income Fund                February 12, 2010       April 30, 2015
Invesco V.I. Global Core Equity Fund               February 12, 2010       April 30, 2015
Invesco V.I. Global Health Care Fund                 July 1, 2007          April 30, 2015
Invesco V.I. Global Real Estate Fund                 July 1, 2007          April 30, 2015
Invesco V.I. Government Securities Fund              July 1, 2007          April 30, 2015
Invesco V.I. Growth and Income Fund                February 12, 2010       April 30, 2015
Invesco V.I. High Yield Fund                         July 1, 2007          April 30, 2015
Invesco V.I. International Growth Fund               July 1, 2007          April 30, 2015
Invesco V.I. Mid Cap Core Equity Fund                July 1, 2007          April 30, 2015
Invesco V.I. Money Market Fund                       July 1, 2007          April 30, 2015
Invesco V.I. S&P 500 Index Fund                    February 12, 2010       April 30, 2015
Invesco V.I. Small Cap Equity Fund                   July 1, 2007          April 30, 2015
Invesco V.I. Technology Fund                         July 1, 2007          April 30, 2015
Invesco V.I. Utilities Fund                          July 1, 2007          April 30, 2015
Invesco V.I. Value Opportunities Fund                July 1, 2007          April 30, 2015

--------
*** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST
                           ------------------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco Balanced-Risk Aggressive Allocation Fund   January 16, 2013       February 28, 2015

                               CLOSED-END FUNDS
                               ----------------

FUND                                                EFFECTIVE DATE         COMMITTED UNTIL
----                                             ---------------------  ---------------------
Invesco Municipal Income Opportunities Trust         June 1, 2010           June 30, 2014
Invesco Quality Municipal Income Trust               June 1, 2010           June 30, 2014
Invesco Value Municipal Income Trust                 June 1, 2010           June 30, 2014